Sentinel Group Funds, Inc.

Sentinel Small Company Fund

Summary Prospectus

Class A, Class B, Class C and Class I Shares

March 30, 2010

Class	Ticker Symbol
Class A	SAGWX
Class B	SESBX
Class C	SSCOX
Class I	SIGWX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.sentinelinvestments.com by selecting “Forms and Literature” from the homepage.  You can also get this information at no cost by calling 1-800-282-FUND (3863), or by sending an e-mail request to service@sentinelinvestments.com. The Fund’s prospectus and statement of additional information, both dated March 30, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares.  More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 79 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 53 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None*	4.00%	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fee	0.62%	0.62%	0.62%	0.62%
Distribution and/or Service (12b-1) Fees	0.30%	1.00%	1.00%	None
Other Expenses	0.36%	0.72%	0.50%	0.14%
Total Annual Fund Operating Expenses	1.28%	2.34%	2.12%	0.76%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$ 624	$ 886	$ 1,167	$ 1,968
Class B	637	1,030	1,450	2,166
Class C	315	664	1,139	2,452
Class I	78	243	422	942

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class B	$ 237	$ 730	$ 1,250	$ 2,166
Class C	215	664	1,139	2,452

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in small-capitalization companies.  For this purpose, small capitalization companies are companies that have, at the time of purchase, market capitalizations of less than $3 billion.  The Fund seeks to invest primarily in common stocks of small companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.

Up to 25% of the Fund’s assets may be invested in securities within a single industry.  For portfolio construction purposes, the Fund uses the Standard & Poor’s SmallCap 600 Index as a sector-weighting guide, generally using a plus or minus 25% weighting.  The Fund attempts to be well-balanced across major economic sectors.  Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold, if the holding size exceeds the portfolio managers’ sector weighting guidelines and/or to take advantage of a more attractive investment opportunity.  A stock may also be sold to meet redemptions.

Principal Investment Risks

You could lose money by investing in the Fund.  The following is a summary description of the principal risks of investing in the Fund:

•         Stock Market and Selection Risk.  The stock market may go down in value, and may go down sharply and unpredictably.  The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

•         Investment Style Risk.  The “growth” stocks in the Fund’s portfolio may be more volatile than the portfolio manager anticipated, and the “value” stocks may not increase in price or pay dividends as the manager had anticipated.

•         Sector Risk.  Investments in a particular sector may trail returns from other economic sectors.

•         Stocks of Smaller Companies Risk.  The stocks of small- and mid-capitalization companies in which the Fund invests typically involve more risk than the stocks of larger companies.  These smaller companies may have more limited financial resources and product lines, and may have less seasoned managers.  In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

•         Restricted and Illiquid Securities Risk.  The Fund will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions.  The inability to sell these securities at the most opportune time may negatively affect the Fund’s net asset value.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance.  The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart.  If sales charges were reflected, returns would be less than those shown.  However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period.  How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

The Class C share returns prior to July 9, 2001 (the inception date for the Class C shares) are based on the returns of the Class A shares adjusted to reflect that Class C shares do not charge a front-end sales charge but may be subject to a contingent deferred sales charge and adjusted for Class C’s higher expenses.  Class I share performance prior to May 4, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge.

Inception: 1993
Annual Total Return for Class A Shares (%) as of December 31

              2000          2001        2002         2003           2004        2005          2006         2007        2008          2009

During the period(s) shown in the above bar chart, the highest return for a quarter was 20.85% (quarter ended December 31, 2001) and the lowest return for a quarter was -24.08% (quarter ended December 31, 2008).

Average Annual Total Return

For the periods ended December 31, 2009	1 Year	5 Years	10 Years
Return Before Taxes: Class A	20.92	2.01	8.26
Return After Taxes on Distributions: Class A	20.92	0.99	6.68
Return After Taxes on Distributions and Sale of Fund Shares: Class A1	13.60	1.67	6.63
Return Before Taxes: Class B	21.94	1.82	8.22
Return Before Taxes: Class C	25.27	2.21	7.83
Return Before Taxes: Class I	27.91	3.28	8.95
Russell 2000® Index (Reflects no deduction for fees, expenses or taxes)	27.17	0.51	3.51
Standard & Poor’s SmallCap 600 Index (Reflects no deduction for fees, expenses or taxes)[2]	25.57	1.36	6.35

1      Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2      The Standard & Poor’s SmallCap 600 Index measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe.  The Fund compares its performance to this index because Fund management believes it is an appropriate alternative measure of the Fund’s investment strategy.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser.  Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Managers.  Charles C. Schwartz, Senior Vice President with Sentinel, has been a portfolio manager of the Fund since 2004, and Betsy Pecor, Senior Vice President with Sentinel, has been a portfolio manager of the Fund since 2005.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online.

By mail Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05601-1499	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

Investors who wish to purchase or redeem Fund shares by wire transfer should contact the Funds at 1-800-282-FUND (3863). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.  Class A, B and C shares are no longer open to new investments and new accounts, with certain exceptions.  See “Purchase of Fund Shares – Small Company Fund Availability” for additional information regarding the availability of the Small Company Fund’s shares.

	All Accounts Subsequent	Automatic Investment Plan
Classes A and C	$50	$50

Class I:  Class I shares are only available to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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SF1181(0310)